UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 4, 2015

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33338	13-2721761
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Hot Metal Street Pittsburgh, Pennsylvania	15203-2329
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 432-3300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

On June 4, 2015, American Eagle Outfitters, Inc. (the “Company”) held its annual meeting of stockholders in New York, New York (the “Annual Meeting”). As of April 6, 2015, the Company’s record date, there were a total of 195,054,143 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 176,750,631 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present.

The stockholders of the Company voted on the following:

1. To elect three Class II directors to serve until the 2018 Annual Meeting of Stockholders;

2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2016; and

3. An advisory vote on the compensation of the Company’s named executive officers.

Votes regarding the election of the director nominees were as follows:

Name	For	Against	Abstain	Broker Non-Votes
Janice E. Page	147,264,769	4,396,210	1,254,759	23,834,893
David M. Sable	111,329,447	40,324,382	1,261,907	23,834,895
Noel J. Spiegel	147,830,745	3,822,306	1,262,686	23,834,894

Based on the votes set forth above, the director nominees were duly elected. The following persons continue to serve as Class I directors: Michael G. Jesselson, Roger S. Markfield and Jay L. Schottenstein. The following persons continue to serve as Class III directors: Thomas R. Ketteler and Cary D. McMillan.

Votes regarding the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2016 were as follows:

For	Against	Abstain	Broker Non-Votes
175,521,377	1,052,998	176,256	0

Based on the votes set forth above, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2016 was duly ratified.

Votes regarding the advisory vote on the compensation of the Company’s named executive officers were as follows:

For	Against	Abstain	Broker Non-Votes
152,233,303	555,804	126,626	23,834,898

Based on the votes set forth above, the compensation of the Company’s named executive officers was approved.

ITEM 7.01.	Regulation FD Disclosure

The information in this Item 7.01 of Form 8-K, including the accompanying exhibit, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

A copy of management’s prepared remarks for the Annual Meeting is attached hereto as Exhibit 99.1.

ITEM 9.01.	Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1*	Management’s prepared remarks for the Company’s Annual Meeting of Stockholders

*	Such Exhibit is being “furnished” (not filed) pursuant to Item 7.01 of the Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC. (Registrant)

Date: June 10, 2015	By:	/s/ Charles P. Sandel
Charles P. Sandel Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1*	Management’s prepared remarks for the Company’s Annual Meeting of Stockholders

*	Such Exhibit is being “furnished” (not filed) pursuant to Item 7.01 of the Current Report on Form 8-K.